March 23, 2023

BNY MELLON FUNDS TRUST

BNY MELLON FAMILY OF FUNDS

(Funds Sub-Advised by Newton Investment Management North America, LLC)

Supplement to Current Prospectus

Effective on or about March 31, 2023, the following information supplements the information in the section "Fund Details – Management" in the fund's prospectus:

Newton Investment Management North America, LLC (NIMNA), the fund's sub-adviser, has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNY Mellon Investment Adviser, Inc., the fund's investment adviser. NIM is also an affiliate of BNYM Investment Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon. A discussion regarding the basis for the board's approving the sub-sub-investment advisory agreement between NIMNA and NIM will be available in the fund's next shareholder report.

BNYMNIMNA-S0323